UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Asian Dragon Group Inc.

(Exact name of registrant as specified in its charter)

            Nevada                                                                                  98-0418754

(State of incorporation or organization)

(I.R.S. Employer Identification No.)

1100 – 475 Howe Street, Vancouver, British Columbia, Canada V6C 2B3

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class

Name of each exchange on which

to be so registered

Each class is to be registered

Not Applicable

Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

333-123479 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value $0.001 per share

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.

Description of Registrant’s Securities to be Registered

The description of securities contained in Registrant’s 2nd Amendment to its Registration Statement on Form SB-2 as filed with the Commission on February 14, 2006 is hereby incorporated by reference.

Item 2.

Exhibits.

3.1

Articles of Incorporation of Registrant (1)

3.2

Bylaws of Registrant. (1)

(1)

Previously filed with Registration Statement on Form SB-2 filed on March 22, 2005.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ASIAN DRAGON GROUP INC.

By:

/s/ John Karlsson

Date:   October 17, 2006

John Karlsson, Chief Executive Officer